UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2023

Akero Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38944	81-5266573
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Gateway Boulevard, Suite 350 South San Francisco, CA	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 487-6488

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AKRO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On October 10, 2023, Akero Therapeutics, Inc. (the “Company”) issued a press release titled “Akero Therapeutics Reports Encouraging 36-Week Analysis of 96-Week Phase 2b SYMMETRY Study, with a Trend on Fibrosis Improvement and Statistically Significant Results for NASH Resolution, Markers of Liver Injury and Fibrosis, Insulin Sensitization and Lipoproteins.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information under this Item 7.01, including Exhibit 99.1 hereto, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

The Company from time to time presents and/or distributes to the investment community slide presentations to provide updates and summaries of its business. A copy of its SYMMETRY Study slide presentation is being filed herewith as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.2.

On October 10, 2023, the Company released data from a 36-week analysis of SYMMETRY, a 96-week Phase 2b study evaluating the efficacy and safety of its lead product candidate efruxifermin (“EFX”) in patients with compensated cirrhosis (F4) due to nonalcoholic steatohepatitis (“NASH”).

A trend was observed for the primary endpoint of fibrosis improvement at 36 weeks, with 22% and 24% of the 28mg and 50mg EFX-treated groups, respectively, experiencing at least a one-stage improvement in liver fibrosis and no worsening of NASH, compared with 14% for placebo. In addition, 4% of patients in each of the EFX-treated groups experienced a three or two-stage fibrosis improvement without worsening of NASH – from compensated cirrhosis (F4) to F1 or F2, compared with 0% for placebo. Statistically significant rates of NASH resolution in 63% and 60% of patients at week 36 were observed for the 28mg and 50mg EFX-treated groups, respectively, compared with 26% for placebo, representing the highest response rates reported to date for NASH resolution in this patient population. Statistically significant improvements were also observed for both EFX groups in non-invasive markers of liver injury and fibrosis, insulin sensitization and lipoproteins.

Summary of Week 36 Biopsy Endpoints1

Measure (Mean)	Placebo (N=57)	28mg (N= 46)		50mg (N= 50)
Improvement in at least one stage of fibrosis without worsening NASH (%)	14	22		24
	Placebo (N=46)	28mg (N= 38)		50mg (N= 42)
Resolution of NASH (%)	26	63	**	60	**
NASH resolution AND improvement of at least one stage of fibrosis (%)	9	21		14

Source Data: Liver Biopsy Analysis Set (fibrosis improvement); Liver Biopsy Analysis Set (definitive NASH only) (resolution of NASH and combined endpoint)

(1)	Consensus read
**	p<0.01, versus placebo (Cochran–Mantel–Haenszel test)

Summary of Week 36 Changes in Non-invasive Markers of Fibrosis and Liver Injury

Measure (LS Mean Change From Baseline to Week 36)	Placebo (N=58)		28mg (N= 46-47)		50mg (N= 50-51)
Pro-C3 (µg/L) (2nd Generation ELISA)	-16		-59	***	-49	***
ELF Score	+0.1		-0.2	*	-0.3	***
Liver Stiffness (kPa) (FibroScan)	-4.3	††	-3.6	†	-3.8	††
ALT (U/L)	-4.9		-12.7	**	-11.4	**
AST (U/L)	-2.7		-10.1	***	-11.7	***

Source Data: Full Analysis Set

*	p<0.05, ** p<0.01, *** p<0.001, versus placebo (Mixed Model Repeated Measures [MMRM])
†	p<0.05, †† p<0.01, versus baseline (MMRM)

Summary of Week 36 Changes in Serum Markers of Glucose and Lipid Metabolism

Measure (LS Mean Change From Baseline to Week 36)	Placebo (N=58-59)	28mg (N= 46-47)		50mg (N= 50)
HbA1c (%, absolute)	-0.1	-0.4	††	-0.2
C-Peptide (%)	-10	-22	*	-26	**
Adiponectin (%)	+9	+114	***	+92	***
Triglycerides (%)	-5	-23	***	-29	***
Non-HDL Cholesterol (%)	-3	-10	†††	-15	**
LDL Cholesterol (%)	-1	-5		-10	†††
HDL Cholesterol (%)	+1	+21	***	+24	***
Body Weight (kg)	-0.8	-0.8		-1.4	†

Source Data: Full Analysis Set

*	p<0.05, ** p<0.01, *** p<0.001, versus placebo (MMRM)
†	p<0.05, †† p<0.01, ††† p<0.001, versus baseline (MMRM)

EFX was reported to be generally well-tolerated. Across all three groups, there was one death in a placebo patient who had pneumonia. Twenty-one serious adverse events were reported, which were generally balanced across dose groups. None of these were reported as treatment-related by the clinical investigators. A total of 12 patients were discontinued due to adverse events determined by the investigator to be drug-related, one in the placebo group, three in the 28mg group and eight in the 50mg group. The majority of these discontinuations were due to grade 1-2 diarrhea, which accounted for five patients due to diarrhea in the 50mg group. Overall, the most frequent adverse events were transient, mild-to-moderate gastro-intestinal grade 1 or 2 events.

Forward-Looking Statements

This Current Report on Form 8-K and certain materials furnished or filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, implied and express statements regarding: the Company’s business plans and objectives, including future plans or expectations for EFX, including the continued dosing of patients for up to 96 weeks with EFX or placebo; the anticipated or potential therapeutic effects of EFX, as well as the dosing, safety and tolerability of EFX; upcoming milestones, including the results, and expected timing to report the topline week 36 results of the Company’s Phase 2b SYMMETRY study and expectations regarding its uses of capital, expenses and financial results, including the expected cash runway.

Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include: the success, cost, and timing of the Company’s product candidate development activities and planned clinical trials; the Company’s ability to execute on its strategy; positive results from any of its clinical studies may not necessarily be predictive of the results of future or ongoing clinical studies; regulatory developments in the United States and foreign countries; the Company’s ability to fund operations. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in the Company’s annual report on Form 10-K filed, with the United States Securities and Exchange Commission (SEC) and quarterly reports on Form 10-Q filed with the SEC, as well as discussions of potential risks, uncertainties, and other important factors in the Company’s other filings with the SEC. All forward-looking statements contained in this presentation speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Akero Therapeutics, Inc. on October 10, 2023

99.2	Slide presentation of Akero Therapeutics, Inc.

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 10, 2023	AKERO THERAPEUTICS, INC.

	By:	/s/ Andrew Cheng
Andrew Cheng, M.D., Ph.D. President and Chief Executive Officer